                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement


[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12

                        The Hartford Mutual Funds, Inc.
                (Name of Registrant as Specified in Its Charter)

     _____________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

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          pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (4)  Date Filed:


MARCH 24, 2006


THE HARTFORD SMALL COMPANY FUND

                        THE HARTFORD MUTUAL FUNDS, INC.,
                                  ON BEHALF OF
                        THE HARTFORD SMALL COMPANY FUND


                                                                  March 24, 2006


                        THE HARTFORD SMALL COMPANY FUND

Dear Shareholders:

     You are cordially invited to attend a Special Meeting of Shareholders (the "Meeting") of The Hartford Small Company Fund (the "Fund"), a series of The Hartford Mutual Funds, Inc. (the "Company"). The Meeting will take place on May 23, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     At the Meeting, shareholders will be asked to vote on the matters listed in the attached Notice of Special Meeting of Shareholders. As explained in the enclosed Proxy Statement, the purpose of the Meeting is (i) to vote on the approval of a sub-advisory agreement between HIFSCO, the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets; and (ii) to transact such other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

     The Company's Board of Directors has reviewed and approved this proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the proposed sub-advisory agreement. Please read it carefully, complete the enclosed proxy card, and return your completed proxy card in the enclosed, addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of The Hartford Financial Services Group, Inc. ("The Hartford") or from our proxy solicitor, MIS, an ADP Company, reminding you to vote your shares.

                                           Very truly yours,

                                           /s/ David M. Znamierowski



                                           David M. Znamierowski
                                           President and Chief Executive Officer

                             IMPORTANT INFORMATION

       We encourage you to read the enclosed Proxy Statement. However, we thought it would be helpful to provide brief answers to some questions.

Q. WHAT PROPOSALS ARE SHAREHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING SPECIAL MEETING?

A. Shareholders of The Hartford Small Company Fund (the "Fund"), a series of The Hartford Mutual Funds, Inc. (the "Company"), are being asked to consider one proposal (the "Proposal"): to approve a proposed sub-advisory agreement (the "Agreement") between Hartford Investment Financial Services, LLC ("HIFSCO"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets. Wellington Management Company, LLP ("Wellington Management"), the Fund's current sole sub-adviser, will continue to manage a portion of the Fund's assets.

Q. HOW WILL ADDING HARTFORD INVESTMENT MANAGEMENT AS A NEW SUB-ADVISER BENEFIT THE FUND AND ITS SHAREHOLDERS?

A. Wellington Management, which currently serves as the Fund's sole sub-adviser, has limited capacity to manage additional assets in the small cap growth strategy. As a result, with limited exceptions, the Fund no longer offers its Class A, Class B or Class C shares for investment to the public, including to the Fund's existing shareholders. Adding an additional sub-adviser to the Fund would permit the Fund to re-open its Class A, Class B and Class C shares to new investments.

     The appointment of a new sub-adviser and anticipated increase in the Fund's asset size resulting from sales of Class A, Class B and Class C shares of the Fund are expected to benefit Fund shareholders by: (1) providing existing holders of Class A, Class B, and Class C shares with renewed access to the highly demanded small-cap growth asset class within a fund and operational structure with which they are already familiar; (2) providing access to a talented and experienced portfolio manager with a complementary investment style to the current sub-adviser while achieving greater diversification; and (3) offering the opportunity to achieve lower expenses through a lower management fee schedule at certain asset levels.


Q. WHY ARE SHAREHOLDERS BEING ASKED TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH HARTFORD INVESTMENT MANAGEMENT?



A. The laws governing mutual funds require a Fund to obtain shareholder approval before entering into a new advisory or sub-advisory agreement. The Fund operates pursuant to an order from the U.S. Securities and Exchange Commission that permits its investment manager to implement new investment sub-advisory agreements with sub-advisers for the Fund that are not affiliated with the investment manager with the approval of the Fund's Board of Directors but without shareholder approval (the "Order"). Under the Order, the investment manager may not enter into a sub-advisory agreement with a sub-adviser that is an "affiliated person," as defined in the Investment Company Act of 1940, as amended, of the Fund or the investment manager without that sub-advisory agreement being approved by Fund shareholders. Because Hartford Investment Management is affiliated with HIFSCO, shareholder approval of the proposed sub-advisory agreement is required.

Q.  WILL THE FUND'S INVESTMENT GOAL CHANGE IF THE PROPOSAL IS APPROVED?

A. No. The Fund's investment goal of seeking growth of capital, as well as its policy of investing primarily in small capitalization companies, will remain the same. However, Hartford Investment Management may use different strategies to achieve this goal than Wellington Management currently uses. With Hartford Investment Management's appointment to manage a portion of the Fund's portfolio, the Fund's investment strategy overall will reflect a blend of Hartford Investment Management's and Wellington Management's investment approaches, with each sub-adviser responsible for the assets allocated to it by HIFSCO. Please refer to the enclosed Proxy Statement for information regarding Hartford Investment Management's investment approach and how it complements Wellington Management's investment approach.

Q.  WILL THE PROPOSAL RESULT IN HIGHER FUND EXPENSES?


A. No. The Proposal will not increase Fund expenses. The Fund pays an advisory fee to HIFSCO and HIFSCO is responsible for paying the sub-advisory fee to Hartford Investment Management and Wellington Management. If the Proposal is approved, HIFSCO has agreed to reduce the Fund's investment advisory fee schedule by adding breakpoints at certain asset levels while the Fund's other fees will remain the same. Please refer to the Proxy Statement for further information on the reductions to the investment advisory fee schedule.


Q.  HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

A. Yes. The Board of Directors has reviewed and approved the Proposal, and recommends that you vote FOR the Proposal.

Q.  HOW CAN I VOTE?

A.  You can vote:

     - By mail: complete and return your proxy card in the addressed envelope.

     - By telephone, call the toll-free number listed on your proxy card and follow the recorded instructions.

     - By internet: log on to the website listed on your proxy card and follow the on-screen instructions.

     Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q.  WHEN SHOULD I VOTE?

A. Please vote as soon as possible. Representatives of The Hartford or MIS, an ADP Company, a firm authorized by The Hartford to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q.  WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?

A.  For information about voting, please call toll-free 1-877-333-2297.

     To view The Hartford Mutual Funds' 2005 Annual Report or a copy of this Proxy Statement, or to obtain additional information about the Proxy Statement:


     Please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest" on or after March 27, 2006); or call 1-888-843-7824 to request a copy.



                     THE ATTACHED PROXY STATEMENT CONTAINS


    MORE DETAILED INFORMATION ABOUT THE PROPOSAL. PLEASE READ IT CAREFULLY.

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


     A Special Meeting of Shareholders (the "Meeting") of The Hartford Small Company Fund (the "Fund") a series of The Hartford Mutual Funds, Inc. (the "Company"), will take place on May 23, 2006 at 10:00 a.m. Eastern Time at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089 for the following purposes:

     1. TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN HIFSCO, THE FUND'S INVESTMENT MANAGER, AND HARTFORD INVESTMENT MANAGEMENT COMPANY ("HARTFORD INVESTMENT MANAGEMENT"), AN AFFILIATE OF HIFSCO, PURSUANT TO WHICH HARTFORD INVESTMENT MANAGEMENT WILL SERVE AS AN ADDITIONAL SUB-ADVISER OF THE FUND AND MANAGE A PORTION OF THE FUND'S ASSETS; AND

     2. TO TRANSACT SUCH OTHER ADDITIONAL MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

     The Board of Directors of the Company recommends that you vote FOR the proposal listed in this notice. Shareholders of record on March 1, 2006 are entitled to notice of and to vote at the Meeting.

     Please read the enclosed Proxy Statement carefully for information concerning the proposal to be placed before the Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

     YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

                                           By order of the Board of Directors,

                                           /s/ Edward P. Macdonald

                                           Edward P. Macdonald
                                           Secretary


Dated: March 24, 2006

                        THE HARTFORD MUTUAL FUNDS, INC.
                              500 BIELENBERG DRIVE
                         WOODBURY, MINNESOTA 55125-4401

                        THE HARTFORD SMALL COMPANY FUND
                                  (THE "FUND")

                                PROXY STATEMENT

                                 MARCH 24, 2006


     The enclosed proxy card is solicited by the Board of Directors (the "Board") of The Hartford Mutual Funds, Inc. (the "Company"), in connection with the Special Meeting of Shareholders of The Hartford Small Company Fund (the "Fund"), to be held May 23, 2006, at 10:00 a.m., Eastern Time, at the offices of Hartford Investment Financial Services, LLC ("HIFSCO"), 200 Hopmeadow Street, Simsbury, Connecticut 06089, and at any adjournment(s) or postponement(s) of the Meeting.

     The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting of Shareholders and this Proxy Statement, will be paid by HIFSCO, the Fund's investment manager. The approximate mailing date of this Proxy Statement is March 27, 2006. Representatives of The Hartford Financial Services Group, Inc. ("The Hartford") or MIS, an ADP Company ("MIS"), a firm authorized by The Hartford to assist in the solicitation of proxies, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, shareholders of the Fund may receive a telephone call from a representative of MIS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

     HIFSCO serves as the Fund's investment manager and the Company's administrator and principal underwriter. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

     Shareholders may revoke authority to vote their shares by giving written notice of revocation to the Secretary of the Company. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the proposal to approve a sub-advisory agreement between HIFSCO and Hartford Investment Management Company ("Hartford Investment Management") pursuant to which Hartford Investment Management will serve as an additional sub-adviser of the Fund and manage a portion of the Fund's assets (the "Proposal"). In instances where choices are specified by the shareholders in the proxy card, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices.

Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by the Company from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board is aware, no matters other than those described in this Proxy Statement will be acted upon at the Meeting. Should any other matters properly come before the Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

     Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by internet by following the instructions on the proxy card. To vote by internet or by telephone, shareholders will need the "control number" that appears on the proxy card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.


     In all cases where a telephonic proxy is solicited by MIS, the MIS representative is required to ask for each shareholder's full name and address, or the ZIP code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the MIS representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to MIS, then the MIS representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the MIS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The MIS representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the MIS immediately if his or her instructions are not correctly reflected in the confirmation.


     Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the internet as set forth on the proxy card. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.


     Only those shareholders owning shares as of the close of business on March 1, 2006 (the "Record Date") may vote at the Meeting or any adjournment(s) or postponement(s) of the Meeting. Appendix A sets forth the issued and outstanding shares of the Fund as of the Record Date. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote. As a shareholder, you will not have appraisal rights in connection with the Proposal described in this Proxy Statement.


     The presence, either in person or by proxy, of shareholders owning a majority of shares of the Fund entitled to vote at the Meeting shall constitute a quorum. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of votes. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation, and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise.

                                    PROPOSAL
                   APPROVAL OF A SUB-ADVISORY AGREEMENT WITH
                     HARTFORD INVESTMENT MANAGEMENT COMPANY

                                GENERAL OVERVIEW


     The Board is proposing that shareholders approve, with respect to The Hartford Small Company Fund ("the Fund"), a sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO") and Hartford Investment Management Company ("Hartford Investment Management")(the "Agreement"), pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and will provide investment sub-advisory services to the Fund with respect to a portion of the Fund's assets(1).



     HIFSCO serves as the Fund's investment manager pursuant to an investment management agreement between HIFSCO and the Company on behalf of the Fund. Pursuant to the investment management agreement, HIFSCO establishes the Fund's investment program and selects, supervises and evaluates the sub-adviser or sub-advisers who, in turn, make the Fund's investment decisions, subject to the oversight of the Fund's Board. HIFSCO recommends sub-advisers it believes will provide the Fund with high quality investment services consistent with the Fund's strategy of investing primarily in common stocks of small capitalization companies with potential for capital appreciation. HIFSCO is also responsible for the overall monitoring of the Fund's sub-adviser(s). HIFSCO does not make the day-to-day investment management decisions for the Fund.



     Wellington Management Company LLP ("Wellington Management") currently serves as the Fund's sole sub-adviser. Wellington Management is not affiliated with HIFSCO and discharges its responsibilities subject to HIFSCO's oversight and supervision. Wellington Management is paid by HIFSCO, and not by the Fund, from the investment management fees HIFSCO receives from the Fund.


---------------

(1) Hartford Investment Management currently serves as sub-adviser to several other funds advised by HIFSCO pursuant to the same Agreement. Pursuant to its terms, and subject to approval by the relevant fund shareholders, the Agreement may be modified from time to time to apply to additional funds for which Hartford Investment Management will serve as sub-adviser. If the Agreement is approved on behalf of the Fund by the Fund's shareholders, HIFSCO and Hartford Investment Management will amend the Agreement to extend it to the Fund.

     Wellington Management has limited capacity to manage additional assets in the small cap growth strategy. As a result, the Fund closed its Class A, Class B, and Class C shares to most new investments, including investments by existing holders of these classes. Accordingly, since August 16, 2004, the Fund has not offered Class A, Class B or Class C shares, except: (1) through systematic investment facilities to investors who established plans to invest through such facilities prior to August 16, 2004; (2) for reinvestment of capital gains distributions and income dividends; and (3) to certain qualified retirement plans that included (or offered) the Fund as an investment option prior to August 16, 2004. The Fund's Class Y (institutional) shares remain open for investment.

     After an extensive review of the current market demands for the small-cap growth asset class and the limited access to good managers in the small-cap growth field, HIFSCO recommended that the Board approve the engagement of Hartford Investment Management to serve as an additional sub-adviser to the Fund and the re-opening of the Fund's Class A, Class B, and Class C shares for investment contingent upon shareholder approval of the Agreement. In making these recommendations, HIFSCO believes that re-opening of the Fund's Class A, Class B and Class C shares to new investors will benefit Fund shareholders by:
(1) providing existing shareholders of these classes with renewed access to the highly demanded small-cap growth asset class within a fund and operational structure with which they are already familiar; (2) providing access to a talented and experienced portfolio manager with a complementary investment style to the current sub-adviser while achieving greater diversification; and (3) offering the opportunity to achieve lower expenses through a lower management fee schedule. HIFSCO made this recommendation to appoint Hartford Investment Management as an additional sub-adviser to the Fund based on its confidence in Hartford Investment Management and in the investment expertise of the portfolio management team that will manage the Fund.


     The Board, including a majority of those Directors who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940, as amended, (the "1940 Act")), the Company or the investment manager ("Independent Directors"), approved HIFSCO's proposal to enter into the Agreement. The Agreement is subject to approval by the Fund's shareholders. More information about the Board's considerations is set forth under "Board of Directors' Considerations."


     The 1940 Act requires a fund to obtain shareholder approval of any investment advisory or investment sub-advisory agreement. The Company has received, and shareholders have approved reliance upon, an exemptive order from the U.S. Securities and Exchange Commission that permits HIFSCO to implement new investment sub-advisory agreements with sub-advisers for the

Fund and to make changes to existing investment sub-advisory agreements with the approval of the Board but without shareholder approval (the "Order"), as long as the sub-adviser is not an affiliate of HIFSCO. The Order does not eliminate the shareholder approval requirement where HIFSCO hires an affiliated person to serve as sub-adviser to the Fund. Since Hartford Investment Management is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), which also controls HIFSCO, Hartford Investment Management is affiliated with HIFSCO. Therefore, shareholder approval of the proposed Agreement, which is described more fully below, is required.


     If the Proposal is approved by Fund shareholders, HIFSCO will initially allocate to Hartford Investment Management new inflows of assets into the Fund. Additional Fund assets may be allocated to Hartford Investment Management in the future subject to Board approval.


                          DESCRIPTION OF THE AGREEMENT

     The following discussion of the terms of the Agreement is qualified in its entirety by reference to the Agreement, a form of which is attached hereto as Appendix B.

     Under the Agreement, Hartford Investment Management would serve as sub-adviser and provide investment sub-advisory services to the Fund with respect to a portion of the Fund's portfolio. Wellington Management would continue to serve as a sub-adviser to the Fund with respect to a portion of the Fund's portfolio. HIFSCO's responsibilities as the Fund's investment manager would generally remain unchanged. HIFSCO will continue to be responsible for overseeing and reviewing the performance of the Fund's sub-advisers and will be responsible for allocating the Fund's assets between the sub-advisers.

     If the Proposal is approved, and as set forth in the Agreement, Hartford Investment Management will perform investment management services with respect to a portion of the Fund's assets in conformity with the Company's Articles of Incorporation and By-Laws, each as amended from time to time, the 1940 Act and other applicable laws. The Agreement will require Hartford Investment Management to provide advisory services in accordance with the investment objectives, policies and restrictions of the Fund as set forth in the Fund's prospectus and statement of additional information, and in accordance with any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Board or HIFSCO may from time to time establish and deliver to Hartford Investment Management.

     The Agreement will provide that, with respect to that portion of the portfolio allocated to Hartford Investment Management, Hartford Investment

Management, in consultation with HIFSCO as appropriate, will make all determinations with respect to the investment of Fund assets and the purchase or sale of portfolio securities. The Agreement requires Hartford Investment Management to report to the Board at its regular periodic meetings. These reports would cover Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of that portion of the Fund allocated to Hartford Investment Management. Copies of all such reports would be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board.


     Consistent with the terms of the Agreement, Hartford Investment Management would be permitted, in its discretion, to select broker-dealers that would execute the purchases and sales of portfolio securities for the Fund. In selecting broker-dealers, Hartford Investment Management would be required to use its best efforts to obtain the best net security price available for the Fund. Additionally, subject to and in accordance with any directions that the Board may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Fund and Hartford Investment Management's other advisory clients. Hartford Investment Management will promptly communicate to the Board such information relating to portfolio transactions as it may reasonably request.


     The Agreement will not prevent Hartford Investment Management from acting as investment manager or manager for any other investment companies or other clients, whether or not the investment objectives or policies of any such other clients are similar to those of the Fund, provided that the provision of such services to those other clients does not impair Hartford Investment Management's ability to provide services to the Fund under the Agreement.

     The Agreement will provide that, as compensation for the performance of the services by Hartford Investment Management, HIFSCO shall, as promptly as possible after the last day of each calendar quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement. This will be Hartford Investment Management's sole compensation for sub-advisory services provided to the Fund. Hartford Investment Management will not be entitled to a fee calculated on the basis of the Fund's average daily net assets.

     Pursuant to the Agreement, Hartford Investment Management will not be liable for any loss or losses suffered by the Fund by reason of any investment made by Hartford Investment Management in the performance of its duties under the Agreement, except for those losses resulting from (i) willful misfeasance, bad faith or gross negligence on Hartford Investment Management's part in the performance of its duties or (ii) reckless disregard by Hartford Investment Management of its obligations under the Agreement.


     Subject to shareholder approval, the Agreement will take effect on or about May 31, 2006. The Agreement will provide that it will remain in effect for its initial two-year term and will continue thereafter from year to year, if the Board or a majority of the outstanding voting securities of the Fund, in either case with the support of a majority of the Independent Directors, specifically approves its continuance at least annually. The Agreement will provide that it can be terminated at any time, without the payment of any penalty, by the Board, by a majority of the Fund's outstanding voting securities, or by HIFSCO, on sixty days' written notice to Hartford Investment Management. The Agreement would also be terminable by Hartford Investment Management on sixty days' written notice to HIFSCO, but such termination would not be effective until (i) HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Investment Management in its role as sub-adviser to the Fund and (ii) those person(s) have assumed that position. The Agreement will terminate automatically in the event of its assignment or in the event of an assignment or termination, for any reason, of the investment management agreement between HIFSCO and the Company.


     The form of the Agreement is attached as Appendix B to this Proxy Statement. The above description of the terms of the Agreement is qualified in its entirety by reference to Appendix B.

                               INFORMATION ABOUT
                     HARTFORD INVESTMENT MANAGEMENT COMPANY

     Hartford Investment Management, a Delaware corporation with its main offices located at 55 Farmington Avenue, Hartford, Connecticut 06105, is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly owned subsidiary of The Hartford, which is located at Hartford Plaza, 690 Asylum Avenue, Hartford, Connecticut 06115. As of December 31, 2005, Hartford Investment Management had investment management authority over approximately $116 billion in assets. As of December 31, 2005, Hartford Investment Management provided sub-advisory services for mutual funds advised by

HIFSCO or its affiliate with assets of approximately $13 billion, representing 20 fixed income and one passively managed equity index fund.

     Currently, Hartford Investment Management is primarily a fixed income manager, although it also engages in passive equity index management and asset allocation for certain Hartford-sponsored mutual funds. In 2005, recognizing capacity constraints in various significant actively managed equity classes, which could negatively affect HIFSCO's ability to find qualified sub-advisers with sufficient capacity for the Hartford-sponsored mutual funds, Hartford Investment Management undertook to develop an active equity management capability. After an extensive search, Hartford Investment Management hired Mark Waterhouse, who will be the portfolio manager for Hartford Investment Management's portion of the Fund's assets. Mr. Waterhouse previously served as a portfolio manager for the Fund from June 1997 through December 31, 1999 as an employee of Wellington Management, which has served as the sole sub-adviser to the Fund since its inception. From January 2000 through October 2000, Mr. Waterhouse was a partner and Chief Investment Officer of Thomas Weisel Asset Management. From February 2001 until March 2003, Mr. Waterhouse was a Managing Director for Moore Capital Management LLC. Prior to joining Hartford Investment Management, Mr. Waterhouse was the Chief Investment Officer of ThinkEquity Capital LLC. Mr. Waterhouse received a B.S. in Finance from Boston College in 1984 and an M.B.A. from the Wharton School of Finance, University of Pennsylvania, in 1988.


     Hartford Investment Management and Mr. Waterhouse have assembled a team of research analysts and other investment personnel to support Hartford Investment Management's active equity management function. Hartford Investment Management will conduct its equity investment management activities by assigning sector teams. Each sector team consists of experienced portfolio management, research, trading and risk management professionals. Sector teams have in-depth knowledge in all aspects of their market sector and are committed to traditional fundamental research and sophisticated quantitative analysis.


     During the Fund's last fiscal year, Hartford Investment Management did not receive any fees, commissions or other payments from the Fund. Appendix C to this Proxy Statement sets forth information regarding the principal executive officers and directors of Hartford Investment Management. As of December 31, 2005, Hartford Investment Management does not advise other investment companies that have investment objectives similar to the investment objectives of the Fund.

     David M. Znamierowski currently serves as President of Hartford Investment Management. Mr. Znamierowski is also the President and Chief Executive Officer of the Company and has been a director of the Company since

1999. No other officer or director of the Fund is currently an officer, employee, director or shareholder of Hartford Investment Management. Mr. Znamierowski, Thomas Marra and Lowndes Smith, the interested directors of the Fund and each of the Fund's officers, have an equity ownership interest in The Hartford, the parent company of Hartford Investment Management.



                             MORE INFORMATION ABOUT

                        ANTICIPATED BENEFITS TO THE FUND

     If shareholders approve the Proposal, the Fund will be a "multi-managed" fund and Wellington Management and Hartford Investment Company will each manage a portion of the assets of the Fund, as determined by HIFSCO with oversight by the Fund's Board of Directors. The addition of Hartford Investment Management as a sub-adviser will permit the Fund to sell additional Class A, Class B and Class C shares, which is expected to bring new assets into the Fund.


     Wellington Management will continue to manage its portion of the Fund's assets in accordance with its current investment objectives, policies and strategies, as described in the Fund's current prospectus. Like Wellington Management, Hartford Investment Management will seek growth of capital as its investment goal, through investing primarily in small capitalization companies, and will evaluate securities using what is sometimes referred to as a "bottom-up" approach (the use of fundamental analysis to identify specific securities for purchase or sale). However, Hartford Investment Management will do so with an investment strategy that complements Wellington Management's investment strategy. It is anticipated that Hartford Investment Management will focus on small capitalization companies with a lower average market capitalization than companies targeted by Wellington, using a team of investment professionals who may invest in different securities than Wellington, leading to a more diverse portfolio of investments. Accordingly, the Fund's performance will reflect a blend of Wellington Management's and Hartford Investment Management's investment strategies and performance, in proportion to the assets that HIFSCO allocates to each of them.


     In connection with the Proposal to add Hartford Investment Management as a sub-adviser to the Fund, HIFSCO has agreed to a new management fee schedule, which provides reductions in the management fees the Fund will pay at certain asset levels. The current and proposed fee schedules are set forth below under "Fees and Expenses."

                       BOARD OF DIRECTORS' CONSIDERATIONS


     Section 15(c) of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that each mutual fund's board of directors, including a majority of those directors who are not "interested persons" of the mutual fund, as defined in the 1940 Act ("Independent Directors"), review and approve each new investment advisory and sub-advisory agreement.



     At a special meeting held on February 8, 2006, the Board of Directors of the Fund, including each of the Independent Directors, voted to approve the investment sub-advisory agreement between Hartford Investment Financial Services, LLC ("HIFSCO"), and Hartford Investment Management Company ("Hartford Investment Management")(the "Agreement").



     In advance of the February meeting, the Board requested, received, and reviewed written responses from HIFSCO and Hartford Investment Management to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board received in-person presentations about the Fund and the Agreement by Fund officers and representatives of HIFSCO and Hartford Investment Management at the Board's meeting on February 1, 2006. The Board's Investment Committee also received in-person presentations regarding the capabilities of Hartford Investment Management's small cap growth equity management team and the associated benefits to the Fund and its shareholders at its meetings on November 1, 2005, December 20, 2005 and January 31, 2006. In addition, the Board had previously received information with respect to the Fund and Hartford Investment Management when Hartford Investment Management was re-approved as a sub-adviser to certain of the Company's other funds on August 3, 2005.



     In connection with the Board's deliberations, HIFSCO agreed to reduce its fee schedule for the Fund. In determining to approve the Agreement, the Board determined that the Agreement, including the appointment of Hartford Investment Management as sub-adviser, was fair and reasonable and in the best interests of the Fund and its shareholders.



     In determining to approve the Agreement, the Board considered the following categories of material factors, among others, relating to the Agreement.



NATURE, EXTENT AND QUALITY OF SERVICES



     The Board requested and considered information and data concerning the nature, extent, and quality of the services to be provided to the Fund by Hartford Investment Management. The Board considered, among other things, the terms of the Agreement, the range of services to be provided, and Hartford Investment Management's organizational structure, systems and personnel. The Board received information on the background and experience of senior management and relevant investment and other personnel at Hartford Investment Management, and the adequacy of the time and attention that they would devote to the Fund. The Board considered Hartford Investment Management's reputation and overall financial strength, noting that Hartford Investment Management's current reputation and the Board's past experience with Hartford Investment Management was predominantly based on Hartford Investment Management's performance as a fixed income manager. The Board also considered the experience and reputation of equity personnel hired by Hartford Investment Management to service the Fund, and the level of support provided by the organization as a whole. The Board met with Mark Waterhouse, the proposed portfolio manager for the Fund, and members of his management team. The Board considered HIFSCO's and Hartford Investment Management's willingness to hire additional personnel designed to improve services to the Fund, and their investments in infrastructure in light of increased regulatory requirements, other developments, and the needs of Hartford Investment Management's proposed active equity management function.



     The Board also requested and evaluated information concerning Hartford Investment Management's regulatory and compliance environment. Taking note that such material was recently reviewed in August 2005 in connection with the renewal of Hartford Investment Management's agreements with respect to certain of the Company's other funds, the Board focused on regulatory and compliance matters particular to the management of equity securities as opposed to fixed income securities. In this regard, the Board requested and reviewed information on Hartford Investment Management's compliance policies and procedures, compliance history, and reports from the Fund's Chief Compliance Officer on Hartford Investment Management's compliance with applicable laws and regulations, including its responses to regulatory developments and compliance issues raised by regulators. The Board also noted HIFSCO's and Hartford Investment Management's support of the Company's compliance control structure, particularly the resources devoted by HIFSCO and Hartford Investment Management in support of the Company's obligations pursuant to Rule 38a-1 under the 1940 Act.



     With respect to the day-to-day portfolio management services to be provided by Hartford Investment Management, the Board considered the quality of Hartford Investment Management's investment personnel (including Hartford Investment Management's ability to attract and retain qualified investment professionals), Hartford Investment Management's investment philosophy and process (and adherence to that philosophy and process), investment research capabilities and resources, performance record, and trade execution capabilities and experience. The Board noted the quality of the presentations to and communications with the Board, and responsiveness to Board inquiries, of Hartford Investment Management, including in particular Mr. Waterhouse and his team and senior management of Hartford Investment Management in their in-person discussions with the Board and their discussions with the Investment Committee. The Board recognized that HIFSCO is responsible for the overall management of the Fund, provides investment advisory services in connection with selecting, monitoring and supervising the Fund's sub-advisers, and had recommended to the Board that Hartford Investment Management be appointed as a sub-adviser to the Fund.



     In considering this information, the Board evaluated not only the information presented to the Board in connection with its consideration of the Agreement, but also the Board's experience through past interactions with HIFSCO and Hartford Investment Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Hartford Investment Management.



PERFORMANCE



     The Board considered the investment performance of the Fund as managed by Wellington Management. In this regard, the Board considered information and materials provided to the Board from HIFSCO comparing the Fund's investment performance over various periods of time with appropriate benchmark indices, and with a performance universe of funds selected by Lipper, Inc., an independent provider of investment company data ("Lipper"), which demonstrated that the Fund had a strong performance record under Wellington Management's management.



     As Hartford Investment Management does not have a performance track record for active equity management, HIFSCO presented information regarding the performance record of Mr. Waterhouse. This information included the performance record for the Fund during the period from June 30, 1997 through December 31, 1999, when Mr. Waterhouse, as an employee of Wellington Management, was a portfolio manager for the Fund, and the performance record for another mutual fund for which Mr. Waterhouse had served as portfolio manager, prior to his experience at Wellington Management. The Board noted that the period during which Mr. Waterhouse had previously served as portfolio manager for the Fund was a period of significant asset growth and strong performance for the Fund. HIFSCO and Hartford Investment Management provided additional information about the broad range of Mr. Waterhouse's and his team's recent investment experience and about their investment philosophy and process.



     Based on these considerations, the Board concluded that, while there could be no guarantee of future results, the Board was satisfied that Hartford Investment Management has the capability of providing satisfactory investment performance for the Fund.

COSTS OF THE SERVICES AND PROFITABILITY OF HIFSCO AND HARTFORD INVESTMENT MANAGEMENT



     The Board reviewed information regarding HIFSCO's and Hartford Investment Management's costs to provide investment management and related services to the Fund and the profitability to them from managing the Fund. The Board considered information related to both HIFSCO and Hartford Investment Management, because it was proposed that Hartford Investment Management be reimbursed for its costs rather than receive a set fee, with the result that any profitability from managing the Fund would be realized only with respect to HIFSCO. The Board also had information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of its relationships with the Fund. In evaluating HIFSCO's profitability, the Board considered that initially HIFSCO did not anticipate making a profit on the portion of the Fund's assets allocated to Hartford Investment Management, and that future profitability to HIFSCO would depend on the growth of Hartford Investment Management's equity assets under management.



     The Board reviewed with HIFSCO the assumptions and allocation methods used in preparing the cost and profitability data provided to the Board. The Board recognized that allocation methods are inherently subjective, and different methods may be reasonable although they lead to different results. The Board also recognized that HIFSCO is in the process of enhancing its assumptions and methodology for determining profitability on an organization-wide basis. The Board noted the difficulty in obtaining reliable comparative data about adviser profitability, since such information is not generally publicly available and is impacted by numerous factors, including the structure of an adviser's organization, the types of funds it manages, and the adviser's capital structure and costs of capital. The Board considered the profitability of HIFSCO's relationship with the Fund on a pre-tax basis without regard to distribution expenses.



     Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund would not be excessive.



COMPARISON OF FEES AND SERVICES PROVIDED BY HIFSCO AND HARTFORD INVESTMENT MANAGEMENT



     The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO and its affiliates. In this regard, the Board received information from HIFSCO and Hartford Investment Management relating to the management fees, sub-advisory fees, and total operating expenses for the Fund. HIFSCO also referenced information comparing the Fund's management fees and total operating expenses relative to those of a peer universe of funds identified by Lipper as being in the small capitalization growth category. While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds, and the different business models and cost structures of advisers, the comparative information assisted the Board in evaluating the reasonableness of the Fund's management advisory and sub-advisory fees.



     In considering the reasonableness of the Fund's fees and total expense ratios, the Board particularly considered that the overall management fee for the Fund would be lower under the Proposal as a result of HIFSCO's agreement to downward adjustments in the Fund's management fees and expenses, as described in these proxy materials under the caption "Fees and Expenses." These downward adjustments would reduce contractual fees through additional breakpoints as assets in the Fund grow, and confer an immediate benefit on existing shareholders, based on current asset levels.



     Based on these considerations, and after taking into account the fee breakpoints described above, the Board concluded that the comparative information reviewed indicates that the Fund's management fee and sub-advisory fee, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, supports the conclusion that these fees and expenses are reasonable.



ECONOMIES OF SCALE



     The Board considered the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund's investors.



     The Board reviewed the breakpoints in the management fee schedule, including the additional breakpoints agreed to as described above, which reduce fees as Fund assets grow over time. These breakpoints provide economies of scale to the Fund and its shareholders in that, as the Fund grows, its effective management fee rate declines. The Board recognized that the Fund would continue to benefit from economies of scale with assets beyond the last breakpoint, because additional assets are charged the lowest breakpoint fee, resulting in a lower overall effective management fee rate. The Board considered that the Fund may achieve some economies as certain fixed expenses are spread over a larger asset base, noting that there is no precise way to measure such economies, and that certain expenses do not necessarily decrease as assets increase. The Board also considered that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. The Board noted that re-opening the Fund for investment in Class A, Class B, and Class C shares increased the likelihood that asset growth in the Fund would enable shareholders to benefit from the breakpoints in the management fee schedule.



     The Board received information regarding HIFSCO's and Hartford Investment Management's realization of economies of scale with respect to the Fund. The Board considered representations from HIFSCO that the initial start-up costs Hartford Investment Management would incur in building its equity management capability would be high relative to the small amount of assets under management. However, the Board acknowledged that HIFSCO and Hartford Investment Management were likely to realize economies of scale over time as Hartford Investment Management's equity assets under management increased.



     After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund's investors, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.



OTHER BENEFITS



     The Board considered information regarding other benefits to HIFSCO, Hartford Investment Management and their affiliates from their relationships with the Fund. The Board considered Hartford Investment Management's representations that it does not currently propose to use "soft dollars" in connection with allocation of the Fund's brokerage commissions to obtain research that would benefit all of Hartford Investment Management's clients and reduce amounts Hartford Investment Management might otherwise have to pay for such research. The Board also considered that the following companies, which are affiliates of Hartford Investment Management, provide services to the Fund and receive compensation from the Fund,



     - HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund.



     - Hartford Life Insurance Company provides fund accounting services to the Fund and receives fund accounting fees from the Fund.



     - Hartford Administrative Services Company, the Fund's transfer agent, receives transfer agency compensation from the Fund.



     The Board also considered that, because HIFSCO intends to allocate to Hartford Investment Management new inflows of assets into the Fund,

HIFSCO and Hartford Investment Management would benefit from the Fund's existing strong performance record.



                                   * * * * *



     Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the Agreement with Hartford Investment Management. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.


                                 REQUIRED VOTE

     Approval of the Agreement by the Fund's shareholders requires an affirmative vote of the lesser of (i) 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.


                                 OTHER MATTERS

     Management does not intend to present any business to the Meeting not mentioned in this Proxy Statement and currently knows of no other business to be presented. If any other matters are brought before the Meeting, the persons named as proxies will vote on such matters in accordance with their judgment of the best interests of the Company.

                               BENEFICIAL OWNERS


     As of January 31, 2006, all directors and officers as a group owned less than 1% of the outstanding shares of each class of the Fund's shares. As of March 1, 2006, to the knowledge of the Company, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Fund, except as listed in Appendix D.


     As of March 1, 2006, none of the Independent Directors (or their immediate family members) had share ownership in securities of the Company's investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies).

                               FEES AND EXPENSES

     Currently, the Fund pays HIFSCO an investment advisory fee at the following annual rates (calculated as a percentage of the Fund's average daily net assets):

                                                     ANNUAL
AVERAGE DAILY NET ASSETS                              RATE
------------------------                             ------
First $500 million.................................  0.85%
Next $500 million..................................  0.75%
Amount Over $1 billion.............................  0.70%

     If the sub-advisory agreement with Hartford Investment Management is approved, HIFSCO has agreed to reduce its investment advisory fee in accordance with the following schedule:

                                                     ANNUAL
AVERAGE DAILY NET ASSETS                              RATE
------------------------                             ------
First $250 million.................................  0.85%
Next $250 million..................................  0.80%
Next $500 million..................................  0.75%
Next $500 million..................................  0.70%
Amount Over $1.5 billion...........................  0.65%

     As of February 28, 2006, net assets in the Fund were $371,478,133.08.

     HIFSCO will pay all expenses relating to this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses and out-of-pocket expenses.


     The companies listed below, which are affiliates of Hartford Investment Management, provide services to the Fund, and will continue to do so whether or not Fund shareholders approve the Agreement with Hartford Investment Management.



     HIFSCO provides investment advisory services to the Fund. For the fiscal year ended October 31, 2005, the Fund paid HIFSCO $2,538,289.20.



     In addition, HIFSCO serves as the Fund's principal underwriter and receives 12b-1 fees from the Fund. As underwriter, HIFSCO is responsible for the sale and distribution of fund shares. For the fiscal year ended October 31, 2005, the Fund paid HIFSCO a total of $1,446,661.46 in 12b-1 fees.



     Hartford Life Insurance Company ("Hartford Life") provides fund accounting services to the Fund. For the fiscal year ended October 31, 2005, the Fund paid Hartford Life a total of $59,719.36 for fund accounting services rendered and expenses assumed.



     Hartford Administrative Services Company ("HASCO") performs transfer agency services for the Fund. HASCO issues and redeems shares of the Fund and disburses any dividends declared by the Fund. For the fiscal year ended October 31, 2005, the Fund paid HASCO a total of $994,975.00 for transfer agency services.


                              SHAREHOLDER MAILINGS

     To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address, rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at 1-888-843-7824 or writing to the Fund at The Hartford Mutual Funds, P.O. Box 64387 St. Paul, Minnesota 55164-0387, and requesting additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


     A COPY OF THE COMPANY'S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, OR A COPY OF THE PROSPECTUS OR PROXY, IS AVAILABLE UPON REQUEST, AND WITHOUT CHARGE.

     If you would like to view a copy on the internet, please go to www.hartfordinvestor.com (see "Your Vote Counts! Get Your 2006 Proxy Information" under "Points of Interest"). Alternatively, if you would like to receive a copy, please contact the Fund at P.O. Box 64387, St. Paul, Minnesota 55164-0387, or call 1-888-843-7824, and a copy will be sent, without charge, by first class mail within three business days of your request.


                             SHAREHOLDER PROPOSALS

     The Fund is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings, unless shareholder action is required in accordance with the 1940 Act. To be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, a shareholder proposal must be submitted to the Fund at the address above at a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

                                           By order of the Board of Directors,


                                           /s/ Edward P. Macdonald


                                           Edward P. Macdonald
                                           Secretary


March 24, 2006

                                   APPENDIX A

                    FUND SHARES OUTSTANDING ON MARCH 1, 2006

                        THE HARTFORD SMALL COMPANY FUND

                              SHARES OUTSTANDING
CLASS                           ON RECORD DATE
-----                         ------------------
Class A                          8,391,479.244
Class B                          3,053,775.626
Class C                          2,417,402.723
Class Y                          3,443,415.812
Total all classes               17,306,073.405

                                   APPENDIX B

                                    FORM OF

                         INVESTMENT SERVICES AGREEMENT


     This investment services agreement is made by and between Hartford Investment Financial Services, LLC, a Delaware limited liability company ("HIFSCO") and Hartford Investment Management Company, a Delaware corporation ("Hartford Investment Management").


     WHEREAS, HIFSCO has entered into an agreement for the provision of investment management services (the "Principal Advisory Contract") to the ITT Hartford Mutual Funds, Inc. (the "Company"), currently comprised of ____________, and



     WHEREAS, HIFSCO wishes to engage Hartford Investment Management to provide investment management services to ____________ (each a "Portfolio" and together the "Portfolios"), and


     WHEREAS, Hartford Investment Management is willing to perform such services on behalf of the Portfolio upon the terms and conditions and for the compensation hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the parties hereto agree as follows:

     1. HIFSCO hereby employs Hartford Investment Management to provide investment management services with respect to the assets of the Portfolio and to perform the services hereinafter set forth subject to the terms and conditions of the investment objectives, policies and restrictions of the Portfolio, and Hartford Investment Management hereby accepts such employment and agrees during such period to assume the obligations herein set forth for the compensation herein provided.

     2. Hartford Investment Management shall evaluate and implement an investment program appropriate for the Portfolio which shall be amended and updated from time to time as financial and other economic conditions change as determined by HIFSCO and Hartford Investment Management.

     3. Hartford Investment Management, in consultation with HIFSCO when appropriate, will make all determinations with respect to the investment of the assets of the Portfolio and the purchase or sale of portfolio securities, and shall take such steps as may be necessary to implement the same. Such determinations and services shall include advising the Company's Board of Directors of the manner in which voting rights, rights to consent to corporate action, and any other non-investment decisions pertaining to the Portfolio's securities should be exercised.

     4. Hartford Investment Management will regularly furnish reports with respect to the Portfolio at periodic meetings of the Company's Board of Directors and at such other times as may be reasonably requested by the Company's Board of Directors, which reports shall include Hartford Investment Management's economic outlook and investment strategy and a discussion of the portfolio activity and the performance of the Portfolio since the last report. Copies of all such reports shall be furnished to HIFSCO for examination and review within a reasonable time prior to the presentation of such reports to the Company's Board of Directors.

     5. Hartford Investment Management shall manage the Portfolio in conformity with the Company's Articles of Incorporation and By-laws, each as amended from time to time, and the Investment Company Act of 1940, as amended, other applicable laws, and to the investment objectives, policies and restrictions of the Portfolio as set forth in the Portfolio's prospectus and statement of additional information, or any investment guidelines or other instructions received in writing from HIFSCO, and subject further to such policies and instructions as the Company's Board of Directors may from time to time establish and deliver to Hartford Investment Management.

     6. Hartford Investment Management will select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Portfolio and place, in the name of the Portfolio or its nominees, all such orders. When placing such orders, Hartford Investment Management shall use its best efforts to obtain the best net security price available for the Portfolio. Subject to and in accordance with any directions that the Board of Directors may issue from time to time, Hartford Investment Management may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if Hartford Investment Management determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or Hartford Investment Management's overall responsibilities with respect to the Portfolio and Hartford Investment Management's other advisory clients. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. Hartford Investment Management will promptly communicate to the Board of

        Directors such information relating to portfolio transactions as they may reasonably request.

     7. As compensation for the performance of the services by Hartford Investment Management hereunder, HIFSCO shall, as promptly as possible after the last day of each calendar year quarter, pay Hartford Investment Management the equivalent of all direct and indirect expenses incurred in the performance of its duties under this Agreement.

     8. Hartford Investment Management shall not be liable for any loss or losses sustained by reason of any investment including the purchase, holding or sale of any security as long as Hartford Investment Management shall have acted in good faith and with due care; provided, however, that no provision in this Agreement shall be deemed to protect Hartford Investment Management against any liability to the Company or its shareholders by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.


     9. (a) This Agreement shall be effective on March 3, 1997, shall continue in effect for the same term as the Principal Advisory Contract and shall be submitted to the Company's Board of Directors for reapproval at the same time as the Principal Advisory Contract. This Agreement, unless sooner terminated in accordance with 9(b) below, shall continue in effect from year to year thereafter provided that its continuance is specifically approved at least annually (1) by a vote of the majority of the members of the Board of Directors of the Company or by a vote of a majority of the outstanding voting securities of the Portfolio, and (2) in either event, by the vote of a majority of the members of the Company's Board of Directors who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on this Agreement.


        (b) This Agreement (1) may be terminated with respect to the Portfolio at any time without the payment of any penalty either by vote of the members of the Board of Directors of the Company or by a vote of a majority of the Portfolio's outstanding voting securities, or by HIFSCO on sixty days' prior written notice to Hartford Investment Management, (2) shall immediately terminate in the event of its assignment, (3) may be terminated by Hartford Investment Management on sixty days' prior written notice to HIFSCO, but such termination will not be effective until HIFSCO shall have contracted with one or more persons to serve as a successor to Hartford Investment Management for the Portfolio (or Hartford Investment Management or an affiliate of Hartford Investment Management agrees to manage the Portfolio) and such person(s) shall have assumed such position, and (4) will terminate automatically upon termination of the investment management agreement between HIFSCO and the Company.

       (c) As used in this Agreement, the terms "assignment," "interested parties" and "vote of a majority of the Company's outstanding voting securities" shall have the meanings set forth for such terms in the Investment Company Act of 1940, as amended.

       (d) Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party or parties at the current office address provided by each party.

     10. Nothing in this Agreement shall limit or restrict the right of any partner, officer, or employee of Hartford Investment Management to engage in any business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of Hartford Investment Management to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

     11. It is the intention of the parties hereto that by this Agreement Hartford Investment Management shall provide HIFSCO with such investment management and advisory services as may be required by HIFSCO in managing and advising the Portfolio pursuant to the terms of the Principal Advisory Contract. No provision of this Agreement shall be construed or interpreted to grant Hartford Investment Management any right or authority not granted to HIFSCO under the Principal Advisory Contract, or to impose on Hartford Investment Management any duty or obligation not otherwise imposed on HIFSCO under the Principal Advisory Contract.

     12. HIFSCO agrees that neither it nor any affiliate of HIFSCO will use Hartford Investment Management's name or refer to Hartford Investment Management or Hartford Investment Management's clients in marketing and promotional materials without prior notification to and authorization by Hartford Investment Management, such authorization not to be unreasonably withheld.

     13. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     14. The amendment of this Agreement for the sole purpose of adding one or more Portfolios shall not be deemed an amendment affecting an already existing Portfolio and requiring the approval of shareholders of that Portfolio.

     15. To the extent that federal securities laws do not apply, this Agreement and all performance hereunder shall be governed by the laws of the State of Connecticut which apply to contracts made and to be performed in the State of Connecticut.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the 3rd day of March, 1997.


                                           HARTFORD INVESTMENT
                                           FINANCIAL SERVICES

                                           COMPANY


                                           By:
                                               ---------------------------------
                                               Title:


                                           THE HARTFORD INVESTMENT

                                           MANAGEMENT COMPANY

                                           By:
                                               ---------------------------------
                                               Title:


                             AMENDMENT NUMBER 5 TO


                         INVESTMENT SERVICES AGREEMENT



     Pursuant to the Investment Services Agreement between Hartford Investment Financial Services, LLC (formerly known as Hartford Investment Financial Services Company), and Hartford Investment Management Company

(formerly known as The Hartford Investment Management Company) dated March 3, 1997 (the "Agreement"), the following fund is hereby included in the Agreement as a Portfolio. All provisions in the Agreement shall apply to the management of the new fund.



     - The Hartford Small Company Fund



     This amended Agreement is effective for a period of two years from the date hereof and shall continue in effect thereafter in accordance with the provisions of Section 9 of the Agreement.



     IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed on ________ day of ________ , 2006.



                                           HARTFORD INVESTMENT


                                           FINANCIAL SERVICES, LLC



                                           By:

                                               ---------------------------------

                                               Name:


                                               Title:



                                           HARTFORD INVESTMENT


                                           MANAGEMENT COMPANY



                                           By:

                                               ---------------------------------

                                               Name:


                                               Title:

                                   APPENDIX C

                 PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF
                     HARTFORD INVESTMENT MANAGEMENT COMPANY


NAME                          POSITION AND PRINCIPAL OCCUPATION           ADDRESS
----                          ---------------------------------           -------
David M. Znamierowski      President and Director                   55 Farmington Avenue
                                                                    Hartford, CT 06105

Kevin M. Scarrozzo         Executive Vice President and Chief       55 Farmington Avenue
                           Financial Officer                        Hartford, CT 06105

Edmund V. Mahoney          Senior Vice President and Chief          55 Farmington Avenue
                           Compliance Officer                       Hartford, CT 06105

Leonard J. Saltiel         Chief Operating Officer, Managing        55 Farmington Avenue
                           Director and Director                    Hartford, CT 06105

Andrew W. Kohnke           Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

M. Timothy Corbett         Managing Director and Director           55 Farmington Avenue
                                                                    Hartford, CT 06105

William H. Davison, Jr.    Managing Director and Director           55 Farmington Avenue
                                                                    Hartford, CT 06105

Nasri A. Toutoungi         Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

Michael J. Bacevich        Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

William P. Meaney          Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

David N. Levenson          Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

Ronald A. Mendel           Managing Director                        55 Farmington Avenue
                                                                    Hartford, CT 06105

Walter F. Garger           Secretary and Chief Legal Officer        55 Farmington Avenue
                                                                    Hartford, CT 06105

                                   APPENDIX D


            5% BENEFICIAL OWNERS OF FUND SHARES AS OF MARCH 1, 2006

     As of March 1, 2006, the following shareholders were beneficial owners of the percentages of outstanding shares of the Fund indicated below.

                        THE HARTFORD SMALL COMPANY FUND


CLASS OF                                             AMOUNT AND NATURE OF    PERCENTAGE OF
 SHARES    NAME AND ADDRESS OF BENEFICIAL OWNER*     BENEFICIAL OWNERSHIP     CLASS OWNED
---------  -------------------------------------     --------------------    -------------
Class A    Edward D. Jones & Co.                        3,175,145.978          37.80377%
           Attn: Mutual Fund Shareholder
           Accounting
           201 Progress Pkwy.
           Maryland Hts., MO 63043-3009

Class B    Edward D. Jones & Co.                          286,329.004           9.37031%
           Attn: Mutual Fund Shareholder
           Accounting
           201 Progress Pkwy.
           Maryland Hts., MO 63043-3009

Class B    Citigroup Global Markets, Inc.                 182,746.214            5.9805%
           House Account 00109801250
           Attn: Peter Booth 7th Floor
           333 W. 34th St.
           New York, NY 10001-2402

Class C    Citigroup Global Markets, Inc.                 211,198.436           8.73271%
           House Account 00109801250
           Attn: Peter Booth 7th Floor
           333 W. 34th St.
           New York, NY 10001-2402

Class C    Edward D. Jones & Co.                          143,236.561           5.92260%
           Attn: Mutual Fund Shareholder
           Accounting
           201 Progress Pkwy.
           Maryland Hts., MO 63043-3009

Class Y    State Street Bank Cust                       1,459,249.004          42.38292%
           FBO The Hartford Balanced Alloc
           Attn: Marilyn Orr
           500 Bielenberg Dr.
           Woodbury, MN 55125-4401

Class Y    State Street Bank Cust                       1,266,872.407          36.79547%
           FBO The Hartford Growth Alloc
           Attn: Marilyn Orr
           500 Bielenberg Dr.
           Woodbury, MN 55125-4401

Class Y    State Street Bank Cust                         382,647.525          11.11374%
           FBO The Hartford Aggressive Growth
           Attn: Marilyn Orr
           500 Bielenberg Dr.
           Woodbury, MN 55125-4401

CLASS OF                                             AMOUNT AND NATURE OF    PERCENTAGE OF
 SHARES    NAME AND ADDRESS OF BENEFICIAL OWNER*     BENEFICIAL OWNERSHIP     CLASS OWNED
---------  -------------------------------------     --------------------    -------------
Class Y    Saxon & Co.                                     220,400.27           6.40138%
           FBO 20-42-002-3500639
           PO Box 7780-1888
           Philadelphia, PA 19182-001

---------------


* Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

RETAIL

                              [FORM OF PROXY CARD]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

THE HARTFORD SMALL COMPANY FUND
C/O PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

     VOTING BY TELEPHONE. Call toll-free 1-888-221-0697 and follow the recorded instructions.

     VOTING BY INTERNET. Log on to www.proxyweb.com and follow the on-screen instructions.

     VOTING BY MAIL. Complete and return your proxy card in the addressed envelope.


     If you vote by telephone or internet, you do not need to mail your proxy.


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE HARTFORD
         MUTUAL FUNDS, INC. ON BEHALF OF THE HARTFORD SMALL COMPANY FUND

        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 23, 2006


The undersigned appoints Tamara Fagely, Edward Macdonald and Michael Phillips or each of them separately with power to act without the other and with the right of substitution in each, the proxies of the undersigned (the "Proxies"), to vote, as designated herein, all shares of The Hartford Small Company Fund (the "Fund") held by the undersigned on March 1, 2006, at a Special Meeting of Shareholders (the "Meeting") to be held at the offices of Hartford Investment Financial Services, LLC, 200 Hopmeadow Street, Simsbury, Connecticut, on May 23, 2006 at 10:00 a.m, Eastern Time, and at any adjournments or postponements thereof, upon the matters on the reverse as set forth in the Notice of Special Meeting of Shareholders and Proxy Statement, with all powers the undersigned would possess if present in person.


By executing this proxy, the undersigned revokes all previous proxies with respect to the Meeting and acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement. This proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Fund or by executing a superceding proxy.

                                        Date
                                             -----------------------------------


                                        ----------------------------------------
                                        Signature(s)        (Please sign in box)

                                        Please sign exactly as name appears to
                                        the left. When signing as attorney,
                                        executor, administrator, trustee, or
                                        guardian, please give full title as
                                        such. If signing for a corporation,
                                        please sign in full corporate name by
                                        authorized person. If signing for a
                                        partnership, please sign in partnership
                                        name by authorized person.


                           (Please see reverse side.)

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTER SET FORTH BELOW. IT IS UNDERSTOOD THAT IF NO CHOICE IS SPECIFIED. THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS OF THE MEETING. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS, SIMPLY SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.

PLEASE DO NOT USE FINE POINT PENS.

[ ]     [ ]       [ ]     PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT WITH
FOR   AGAINST   ABSTAIN   HARTFORD INVESTMENT MANAGEMENT COMPANY.

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.
                                   THANK YOU!

                             [FORM OF VOTING INSTRUCTION FORM]



HARTFORD SMALL COMPANY FUND-CL [ ] SPECIAL MEETING TO BE HELD ON 05/23/06      HARTFORD SMALL COMPANY FUND-CL A
AT 10:00 A.M. EDT                                                            05/23/06 AT 10:00 A.M. EDT
FOR HOLDERS AS OF 03/01/06      * ISSUER CONFIRMATION COPY - INFO ONLY *     <--        2 -I                -S
       1          1-0001        THIS FORM IS PROVIDED FOR INFORMATIONAL
                                PURPOSES ONLY. PLEASE DO NOT USE IT FOR
                                VOTING PURPOSES.                                           DIRECTORS
CUSIP: 416645109                                                                     MARK "X" FOR ONLY ONE BOX

DIRECTORS                                 CONTROL NO                         [X] THIS SPACE INTENTIONALLY LEFT BLANK

                                                                             [X] PLEASE INDICATE YOUR VOTING

                                                                             [X] INSTRUCTIONS FOR EACH PROPOSAL

                                                                             USE NUMBER ONLY

                                                               DIRECTORS
PROPOSAL(S):                                                   RECOMMEND     FOR  AGAINST  ABSTAIN
   - PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT         --->>>  FOR --->>1 [X]    [X]      [X]    PLEASE INDICATE YOUR PROPOSAL
     WITH HARTFORD INVESTMENT MANAGEMENT COMPANY.               0030403                             SELECTION BY FIRMLY PLACING AN
                                                                                                    "X" IN THE APPROPRIATE NUMBERED
                                                                                                    BOX WITH BLUE OR BLACK INK ONLY
                                                                                                    [X]

                                                                             DO     NOT      USE    SEE VOTING INSTRUCTION
                                                                                                    NO. 3 ON REVERSE

                                                                             DO     NOT      USE    ACCOUNT NO.

                                                                             FOR  AGAINST  ABSTAIN  CUSIP 416645109
     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE              DO     NOT      USE    CONTROL NO:
     MEETING OR ANY ADJOURNMENT THEREOF
                                                                             DO     NOT      USE    CLIENT NO:

                                                                             DO     NOT      USE    PLACE "X" HERE IF YOU PLAN TO
                                                                                                    ATTEND AND VOTE YOUR SHARES AT
                                                                                                    THE MEETING   [X]


                                                                             FOR  AGAINST  ABSTAIN  [ADP LOGO]
                                                                             DO     NOT      USE

                                                                             DO     NOT      USE

                                                                             DO     NOT      USE

                                                                                                    51 MERCEDES WAY EDGEWOOD
                                                                                                    NY 11717
                                                                             FOR  AGAINST  ABSTAIN
                                                                             DO     NOT      USE

                                                                             DO     NOT      USE

                                                                             DO     NOT      USE

                                                                                                    IMPORTANT NOTICE REGARDING
                                                                                                    DELIVERY OF SECURITY HOLDER
                                                                             FOR  AGAINST  ABSTAIN  DOCUMENTS (HH)
                                                                             DO     NOT      USE    HARTFORD MUTUAL FUNDS
                                                                                                    200 HOPMEADOW STREET
                        HOUSEHOLDING ELECTION                                                       SIMSBURY, CT 06089
                                                                             DO     NOT      USE    ATT: TOM MURPHY
                                                                                                    06089
IH)  MARK "FOR" TO ENROLL THIS ACCOUNT TO RECEIVE CERTAIN FUTURE      -->>>  [X]    [X]      [ ]
     SHAREHOLDER COMMUNICATIONS IN A SINGLE PACKAGE PER HOUSEHOLD.
     MARK "AGAINST" IF YOU DO NOT WANT TO PARTICIPATE. TO CHANGE
     YOUR ELECTION IN THE FUTURE, CALL 1-800-542-1061. SEE
     ACCOMPANYING PAGE FOR MORE INFORMATION ABOUT THIS ELECTION.
                                                                             _____________________  ____________
                                                                             SIGNATURE              DATE

                              VOTING INSTRUCTIONS

TO OUR CLIENTS:


WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.


FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.


VOTING INSTRUCTION NUMBER 1 - WE URGE YOU TO SEND IN YOUR INSTRUCTION SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVIN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING
DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.



VOTING INSTRUCTION NUMBER 2 - WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.



IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.



VOTING INSTRUCTION NUMBER 3 - IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.



VOTING INSTRUCTION NUMBER 4 - REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.


ACCORDING TO OUR LATEST RECORDS WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTIONS ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.


SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON. PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.


    Please ensure you fold then detach and retain this portion of the Voting
                                Instruction Form





                                 P.O. BOX 9072

Proxy Services
P.O. Box 9072
Farmingdale NY 1-1735-9579